Debt instruments	12 Months Ended
Dec. 31, 2025
Bank borrowings
Debt instruments

19.  Debt instruments

Debt instruments comprise the following at December 31:

	2025	2024
	US$'000	US$'000
Debt instruments carried at amortized cost:
Commercial Paper	26,014	10,135
Total	26,014	10,135

Amount due for settlement within 12 months	26,014	10,135
Amount due for settlement after 12 months	—	—
Total	26,014	10,135

Commercial Paper program

In December 2024, the BME's (Spanish Stock Exchange) fixed income market admitted the Company’s Commercial Paper Program (the Pagarés) to trading for a maximum outstanding amount of €50 million ($58.8 million). The commercial paper to be issued under the program would have unit denominations of €100 thousand ($117.5 thousand) with maturities up to two years. Under this program, the Company was able to issue commercial paper flexibly over 12 months. In November 2025, a second program was admitted to trading for a maximum outstanding amount of €100 million ($117.5 million) and the same maturity terms. This program is led by Bankinter as arranger and agent. For the year ended December 31, 2025, the Company issued 444 commercial paper units totaling €44,400 thousand ($50,244 thousand) at a weighted-average effective interest rate of 4.91% and  €31,700 thousand ($35,760 thousand) were repaid during the year, with an outstanding balance as of December 31, 2025 of $26,014 thousand. For the year ended December 31, 2024, the Company issued 99 commercial paper units totaling €9,900 thousand ($10,255 thousand) at a fixed rate of 5.88% which were repaid in February 2025.

Reinstated Senior Notes

In July 2023, the Company partially redeemed $150.0 million of the Reinstated Senior Notes and in February 2024, the Company completed the full redemption of the Reinstated Senior Notes by the repayment of $147,624 thousand plus accrued and unpaid interest and call premium of $4,075 thousand.